Exhibit 23.1



                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in this Annual Report on Form 10-K of The Coca-Cola Company of our report dated January 26, 2001, included in the 2000 Annual Report to Share Owners of The Coca-Cola Company.

     Our audits also included the financial statement schedule of The Coca-Cola Company listed in Item 14(a). This schedule is the responsibility of The Coca-Cola Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, with respect to which the date is January 26, 2001, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

     We also consent to the incorporation by reference in the registration statements and related prospectuses of The Coca-Cola Company listed below of our report dated January 26, 2001 with respect to the consolidated financial statements of The Coca-Cola Company incorporated herein by reference, and our report included in the preceding paragraph with respect to the financial statement schedule included in this Annual Report on Form 10-K for the year ended December 31, 2000:

  1.    Registration Statement Number 2-58584 on Form S-8
  2.    Registration Statement Number 2-79973 on Form S-3
  3.    Registration Statement Number 2-88085 on Form S-8
  4.    Registration Statement Number 2-98787 on Form S-3
  5.    Registration Statement Number 33-21529 on Form S-8
  6.    Registration Statement Number 33-21530 on Form S-3
  7.    Registration Statement Number 33-26251 on Form S-8
  8.    Registration Statement Number 33-39840 on Form S-8
  9.    Registration Statement Number 33-45763 on Form S-3
 10.    Registration Statement Number 33-50743 on Form S-3
 11.    Registration Statement Number 33-61531 on Form S-3
 12.    Registration Statement Number 333-27607 on Form S-8
 13.    Registration Statement Number 333-78763 on Form S-8
 14.    Registration Statement Number 333-35298 on Form S-8



                                          ERNST & YOUNG LLP


Atlanta, Georgia
March  5, 2001